Exhibit 99.1

WATTS WATER TECHNOLOGIES, INC. AND SUBSIDIARIES

Consolidated Income Statement

Retrospective Revision

(Amounts in millions, except per share information)

(Unaudited)

	First Quarter Ended April 3, 2011
	Originally Filed (1)	Discontinued Operations (2)	As Reported (3)
Net sales	$329.9	$—	$329.9
Cost of goods sold	208.9	—	208.9
GROSS PROFIT	121.0	—	121.0
Selling, general & administrative expenses	97.0	—	97.0
Restructuring and other charges, net	1.1	—	1.1
OPERATING INCOME	22.9	—	22.9
Other (income) expense:
Interest income	(0.3)	—	(0.3)
Interest expense	5.9	—	5.9
Other expense, net	0.1	—	0.1
Total other expense	5.7	—	5.7
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	17.2	—	17.2
Provision for income taxes	6.1	—	6.1
NET INCOME FROM CONTINUING OPERATIONS	11.1	—	11.1
Income from discontinued operations, net of taxes	—	—	—
NET INCOME	$11.1	$—	$11.1

BASIC EPS
Net income per share:
Continuing operations	$0.30	$—	$0.30
Discontinued operations	—	—	—
NET INCOME	$0.30	$—	$0.30
Weighted average number of shares	37.5	37.5	37.5
DILUTED EPS
Net income per share:
Continuing operations	$0.29	$—	$0.29
Discontinued operations	—	—	—
NET INCOME	$0.29	$—	$0.29
Weighted average number of shares	37.7	37.7	37.7
Dividends per share	$0.11		$0.11

(1) As originally reported in Q1 2011 10Q

(2) Flomatic results recast in Q4 2012

(3) As reported in 2012 10K

WATTS WATER TECHNOLOGIES, INC. AND SUBSIDIARIES

Consolidated Income Statement

Retrospective Revision

(Amounts in millions, except per share information)

(Unaudited)

	SECOND QUARTER ENDED JULY 3, 2011
	Originally Filed (1)	Discontinued Operations (2)	As Reported (3)
Net sales	$375.7	$2.5	$373.2
Cost of goods sold	245.4	1.6	243.8
GROSS PROFIT	130.3	0.9	129.4
Selling, general & administrative expenses	98.2	0.6	97.6
Restructuring and other charges, net	5.5	—	5.5
OPERATING INCOME	26.6	0.3	26.3
Other (income) expense:
Interest income	(0.2)	—	(0.2)
Interest expense	6.7	—	6.7
Other expense, net	0.6	—	0.6
Total other expense	7.1	—	7.1
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	19.5	0.3	19.2
Provision for income taxes	6.6	0.1	6.5
NET INCOME FROM CONTINUING OPERATIONS	12.9	0.2	12.7
Income from discontinued operations, net of taxes	1.7	0.2	1.9
NET INCOME	$14.6	$—	$14.6

BASIC EPS
Net income per share:
Continuing operations	$0.34	$—	$0.34
Discontinued operations	0.05	—	0.05
NET INCOME	$0.39	$—	$0.39
Weighted average number of shares	37.6	37.6	37.6
DILUTED EPS
Net income per share:
Continuing operations	$0.34	$—	$0.34
Discontinued operations	0.05	—	0.05
NET INCOME	$0.39	$—	$0.39
Weighted average number of shares	37.8	37.8	37.8
Dividends per share	$0.11		$0.11

(1) As originally reported in Q2 2011 10Q

(2) Flomatic results recast in Q4 2012

(3) As reported in 2012 10K

WATTS WATER TECHNOLOGIES, INC. AND SUBSIDIARIES

Consolidated Income Statement

Retrospective Revision

(Amounts in millions, except per share information)

(Unaudited)

	THIRD QUARTER ENDED OCTOBER 2, 2011
	Originally Filed (1)	Discontinued Operations (2)	As Reported (3)
Net sales	$370.8	$3.3	$367.5
Cost of goods sold	235.1	2.1	233.0
GROSS PROFIT	135.7	1.2	134.5
Selling, general & administrative expenses	92.6	0.9	91.7
Restructuring and other charges, net	1.9	—	1.9
OPERATING INCOME	41.2	0.3	40.9
Other (income) expense:
Interest income	(0.2)	—	(0.2)
Interest expense	6.5	—	6.5
Other income, net	(0.3)	—	(0.3)
Total other expense	6.0	—	6.0
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	35.2	0.3	34.9
Provision for income taxes	11.6	0.1	11.5
NET INCOME FROM CONTINUING OPERATIONS	23.6	0.2	23.4
Income from discontinued operations, net of taxes	0.1	0.2	0.3
NET INCOME	$23.7	$—	$23.7

BASIC EPS
Net income per share:
Continuing operations	$0.63	$(0.01)	$0.63
Discontinued operations	—	0.01	0.01
NET INCOME	$0.63	$—	$0.63
Weighted average number of shares	37.4	37.4	37.4
DILUTED EPS
Net income per share:
Continuing operations	$0.63	$(0.01)	$0.62
Discontinued operations	—	0.01	0.01
NET INCOME	$0.63	$—	$0.63
Weighted average number of shares	37.5	37.5	37.5
Dividends per share	$0.11		$0.11

(1) As originally reported in Q3 2011 10Q

(2) Flomatic results recast in Q4 2012

(3) As reported in 2012 10K

WATTS WATER TECHNOLOGIES, INC. AND SUBSIDIARIES

Consolidated Income Statement

Retrospective Revision

(Amounts in millions, except per share information)

(Unaudited)

	FOURTH QUARTER ENDED DECEMBER 31, 2011			YEAR ENDED DECEMBER 31, 2011
	Originally Filed (1)	Discontinued Operations (2)	As Reported (3)	Originally Filed (1)	Discontinued Operations (2)	As Reported (3)
Net sales	$360.2	$2.7	$357.5	$1,436.6	$8.5	$1,428.1
Cost of goods sold	231.7	2.1	229.6	921.1	5.8	915.3
GROSS PROFIT	128.5	0.6	127.9	515.5	2.7	512.8
Selling, general & administrative expenses	92.1	0.8	91.3	379.9	2.3	377.6
Restructuring and other charges, net	0.6	—	0.6	8.8	—	8.8
Goodwill and other long-lived asset impairment charges	17.1	—	17.1	17.4	—	17.4
Gain on disposal of business	(7.7)	—	(7.7)	(7.7)	—	(7.7)
OPERATING INCOME	26.4	(0.2)	26.6	117.1	0.4	116.7
Other (income) expense:
Interest income	(0.3)	—	(0.3)	(1.0)	—	(1.0)
Interest expense	6.7	—	6.7	25.8	—	25.8
Other expense, net	0.4	—	0.4	0.8	—	0.8
Total other expense	6.8	—	6.8	25.6	—	25.6
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	19.6	(0.2)	19.8	91.5	0.4	91.1
Provision for income taxes	2.5	(0.1)	2.6	26.8	0.1	26.7
NET INCOME FROM CONTINUING OPERATIONS	17.1	(0.1)	17.2	64.7	0.3	64.4
Income (loss) from discontinued operations, net of taxes	(0.1)	(0.1)	(0.2)	1.7	0.3	2.0
NET INCOME	$17.0	$—	$17.0	$66.4	$—	$66.4

BASIC EPS
Net income per share:
Continuing operations	$0.47	$—	$0.47	$1.73	$(0.01)	$1.73
Discontinued operations	—	—	—	0.05	0.01	0.05
NET INCOME	$0.46	$—	$0.47	$1.78	$—	$1.78
Weighted average number of shares	36.8	36.8	36.8	37.3	37.3	37.3
DILUTED EPS
Net income per share:
Continuing operations	$0.46	$—	$0.47	$1.73	$(0.01)	$1.72
Discontinued operations	—	—	—	0.05	0.01	0.05
NET INCOME	$0.46	$—	$0.47	$1.78	$—	$1.78
Weighted average number of shares	36.8	36.8	36.8	37.5	37.5	37.5
Dividends per share	$0.11		$0.11	$0.44		$0.44

(1) As originally reported in 2011 10K

(2) Flomatic results recast in Q4 2012

(3) As reported in 2012 10K

WATTS WATER TECHNOLOGIES, INC. AND SUBSIDIARIES

Consolidated Income Statement

Retrospective Revision

(Amounts in millions, except per share information)

(Unaudited)

	First Quarter Ended April 1, 2012
	Originally Filed (1)	Discontinued Operations (2)	As Reported (3)
Net sales	$364.2	$3.0	$361.2
Cost of goods sold	234.6	1.9	232.7
GROSS PROFIT	129.6	1.1	128.5
Selling, general & administrative expenses	101.0	0.8	100.2
Restructuring and other charges, net	1.7	—	1.7
OPERATING INCOME	26.9	0.3	26.6
Other (income) expense:
Interest income	(0.2)	—	(0.2)
Interest expense	6.2	—	6.2
Other income, net	(0.9)	—	(0.9)
Total other expense	5.1	—	5.1
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	21.8	0.3	21.5
Provision for income taxes	6.1	0.1	6.0
NET INCOME FROM CONTINUING OPERATIONS	15.7	0.2	15.5
Income from discontinued operations, net of taxes	—	0.2	0.2
NET INCOME	$15.7	$—	$15.7

BASIC EPS
Net income per share:
Continuing operations	$0.42	$—	$0.42
Discontinued operations	—	—	—
NET INCOME	$0.42	$—	$0.42
Weighted average number of shares	36.9	36.9	36.9
DILUTED EPS
Net income per share:
Continuing operations	$0.42	$—	$0.42
Discontinued operations	—	—	—
NET INCOME	$0.42	$—	$0.42
Weighted average number of shares	37.0	37.0	37.0
Dividends per share	$0.11		$0.11

(1) As originally reported in Q1 2012 10Q

(2) Flomatic results recast in Q4 2012

(3) As reported in 2012 10K

WATTS WATER TECHNOLOGIES, INC. AND SUBSIDIARIES

Consolidated Income Statement

Retrospective Revision

(Amounts in millions, except per share information)

(Unaudited)

	SECOND QUARTER ENDED JULY 1, 2012
	Originally Filed (1)	Discontinued Operations (2)	As Reported (3)
Net sales	$371.1	$3.7	$367.4
Cost of goods sold	239.3	2.3	237.0
GROSS PROFIT	131.8	1.4	130.4
Selling, general & administrative expenses	96.9	0.9	96.0
Restructuring and other charges, net	1.2	—	1.2
OPERATING INCOME	33.7	0.5	33.2
Other (income) expense:
Interest income	(0.2)	—	(0.2)
Interest expense	6.1	—	6.1
Total other expense	5.9	—	5.9
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	27.8	0.5	27.3
Provision for income taxes	9.3	0.2	9.1
NET INCOME FROM CONTINUING OPERATIONS	18.5	0.3	18.2
Income from discontinued operations, net of taxes	—	0.3	0.3
NET INCOME	$18.5	$—	$18.5

BASIC EPS
Net income per share:
Continuing operations	$0.51	$(0.01)	$0.50
Discontinued operations	—	0.01	0.01
NET INCOME	$0.51	$—	$0.51
Weighted average number of shares	36.5	36.5	36.5
DILUTED EPS
Net income per share:
Continuing operations	$0.51	$(0.01)	$0.50
Discontinued operations	—	0.01	0.01
NET INCOME	$0.51	$—	$0.51
Weighted average number of shares	36.6	36.6	36.6
Dividends per share	$0.11		$0.11

(1) As originally reported in Q2 2012 10Q

(2) Flomatic results recast in Q4 2012

(3) As reported in 2012 10K

WATTS WATER TECHNOLOGIES, INC. AND SUBSIDIARIES

Consolidated Income Statement

Retrospective Revision

(Amounts in millions, except per share information)

(Unaudited)

	THIRD QUARTER ENDED SEPTEMBER 30, 2012
	Originally Filed (1)	Discontinued Operations (2)	As Reported (3)
Net sales	$361.2	$3.4	$357.8
Cost of goods sold	231.0	2.1	228.9
GROSS PROFIT	130.2	1.3	128.9
Selling, general & administrative expenses	93.5	0.9	92.6
Restructuring and other charges, net	1.2	—	1.2
Goodwill and other long-lived asset impairment charges	2.4	—	2.4
OPERATING INCOME	33.1	0.4	32.7
Other (income) expense:
Interest income	(0.1)	—	(0.1)
Interest expense	6.1	—	6.1
Other expense, net	(0.6)	—	(0.6)
Total other expense	5.4	—	5.4
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	27.7	0.4	27.3
Provision for income taxes	9.0	0.2	8.8
NET INCOME FROM CONTINUING OPERATIONS	18.7	0.2	18.5
Income from discontinued operations, net of taxes	—	0.2	0.2
NET INCOME	$18.7	$—	$18.7

BASIC EPS
Net income per share:
Continuing operations	$0.53	$(0.01)	$0.53
Discontinued operations	—	0.01	0.01
NET INCOME	$0.53	$—	$0.53
Weighted average number of shares	35.1	35.1	35.1
DILUTED EPS
Net income per share:
Continuing operations	$0.53	$(0.01)	$0.52
Discontinued operations	—	0.01	0.01
NET INCOME	$0.53	$—	$0.53
Weighted average number of shares	35.2	35.2	35.2
Dividends per share	$0.11		$0.11

(1) As originally reported in Q3 2012 10Q

(2) Flomatic results recast in Q4 2012

(3) As reported in 2012 10K

WATTS WATER TECHNOLOGIES, INC. AND SUBSIDIARIES

Consolidated Income Statement

Retrospective Revision

(Amounts in millions, except per share information)

(Unaudited)

	FOURTH QUARTER ENDED DECEMBER 31, 2012
	Continuing Ops	Disc Ops	As Reported
Net sales	$362.0	$2.8	$359.2
Cost of goods sold	231.2	1.7	229.5
GROSS PROFIT	130.8	1.1	129.7
Selling, general & administrative expenses	95.9	(0.1)	96.0
Restructuring and other charges, net	2.4	—	2.4
Goodwill and other long-lived asset impairment charges	0.4	—	0.4
(Gain on) adjustment on disposal of business	—		—
OPERATING INCOME	32.1	1.2	30.9
Other (income) expense:
Interest income	(0.2)	—	(0.2)
Interest expense	6.2	—	6.2
Other expense (income), net	4.2	3.5	0.7
Total other expense	10.2	3.5	6.7
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	21.9	(2.3)	24.2
Provision for income taxes	6.4	0.6	5.8
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	15.5	(2.9)	18.4
Income (loss) from discontinued operations, net of taxes	—	(2.9)	(2.9)
NET INCOME	$15.5	$—	$15.5

BASIC EPS
Net income (loss) per share:
Continuing operations	$0.52	$—	$0.52
Discontinued operations	—	(0.08)	(0.08)
NET INCOME	$0.52	$—	$0.44
Weighted average number of shares	35.4	35.4	35.4
DILUTED EPS
Net income (loss) per share:
Continuing operations	$0.52	$—	$0.52
Discontinued operations	—	(0.08)	(0.08)
NET INCOME	$0.52	$—	$0.44
Weighted average number of shares	35.5	35.5	35.5
Dividends per share	$0.11		$0.11